As filed with the Securities and Exchange Commission on March 9, 2015.
===============================================================================
                                                   1933 Act File No. 333-168186
                                                    1940 Act File No. 811-22442


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                    FIRST TRUST ENHANCED EQUITY INCOME FUND
              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                        FIRST TRUST MORTGAGE INCOME FUND
                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                      FIRST TRUST DIVIDEND AND INCOME FUND
                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                     FIRST TRUST MLP AND ENERGY INCOME FUND
           FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND
                FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                                 March 4, 2015
Dear Shareholder:

      The accompanying materials relate to the Joint Annual Meetings of Shareholders (collectively, the "Meeting") of each fund listed above (each a "Fund" and collectively the "Funds"). The Meeting will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, April 20, 2015, at 4:00 p.m. Central Time.

      At the Meeting, you will be asked to vote on a proposal to elect two of the Trustees of your Fund (the "Proposal") and to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. The Proposal is described in the accompanying Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement.

      YOUR PARTICIPATION AT THE MEETING IS VERY IMPORTANT. If you cannot attend the Meeting, you may participate by proxy. As a Shareholder, you cast one vote for each share of a Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

      VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

      After you have voted on the Proposal, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope.

      We appreciate your participation in this important Meeting.

         Thank you.

                                                     Sincerely,

                                                     /s/ James A. Bowen

                                                     James A. Bowen
                                                     Chairman of the Boards

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to your Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

      3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

                  REGISTRATION                    VALID SIGNATURE

CORPORATE ACCOUNTS
(1) ABC Corp.                                     ABC Corp.

(2) ABC Corp.                                     John Doe, Treasurer

(3) ABC Corp.
      c/o John Doe, Treasurer                     John Doe

(4) ABC Corp. Profit Sharing Plan                 John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust                                     Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee
      u/t/d 12/28/78                              Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr., UGMA              John B. Smith

(2) John B. Smith                                 John B. Smith, Jr., Executor

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                    FIRST TRUST ENHANCED EQUITY INCOME FUND
              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                        FIRST TRUST MORTGAGE INCOME FUND
                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                      FIRST TRUST DIVIDEND AND INCOME FUND
                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                     FIRST TRUST MLP AND ENERGY INCOME FUND
           FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND
                FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187

                NOTICE OF JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON APRIL 20, 2015

March 4, 2015

To the Shareholders of the above Funds:

      Notice is hereby given that the Joint Annual Meetings of Shareholders (collectively, the "Meeting") of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund (each a "Fund" and collectively the "Funds"), each a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, April 20, 2015, at 4:00 p.m. Central Time, for the following purposes:

      1. To elect two Trustees (the Class II Trustees) of each Fund.

      2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

      The Board of Trustees of each Fund has fixed the close of business on January 30, 2015 as the record date for the determination of shareholders of such Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                          By Order of the Boards of Trustees,

                                          /s/ W. Scott Jardine

                                          W. Scott Jardine
                                          Secretary

--------------------------------------------------------------------------------
SHAREHOLDERS ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER OF THIS PROXY STATEMENT.
--------------------------------------------------------------------------------

                      This page intentionally left blank.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                    FIRST TRUST ENHANCED EQUITY INCOME FUND
              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                        FIRST TRUST MORTGAGE INCOME FUND
                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                      FIRST TRUST DIVIDEND AND INCOME FUND
                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                     FIRST TRUST MLP AND ENERGY INCOME FUND
           FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND
                FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND

                     JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                                 APRIL 20, 2015

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                             JOINT PROXY STATEMENT
                                 MARCH 4, 2015


      THIS JOINT PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT MARCH 11, 2015.

      This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of the funds listed above (each a "Fund" and collectively the "Funds"), each a Massachusetts business trust, for use at the Annual Meetings of Shareholders of the Funds to be held on Monday, April 20, 2015, at 4:00 p.m. Central Time, at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any adjournments or postponements thereof (collectively, the "Meeting"). A Notice of Joint Annual Meetings of Shareholders and a proxy card accompany this Joint Proxy Statement. The Boards of Trustees of the Funds have determined that the use of this Joint Proxy Statement is in the best interests of each Fund in light of the same matter being considered and voted on by shareholders.

      The principal offices of First Trust Energy Income and Growth Fund, First Trust MLP and Energy Income Fund and First Trust New Opportunities MLP & Energy Fund are located at 187 Danbury Road, Wilton, Connecticut 06897. The principal offices of each of the other Funds are located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

      Proxy solicitations will be made primarily by mail. However, proxy solicitations may also be made by telephone or personal interviews conducted by officers and service providers of the Funds, including any agents or affiliates of such service providers.

      The costs incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid by the Funds. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.

      The close of business on January 30, 2015 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting.

      Each Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Shares").

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 20, 2015. THIS JOINT PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT HTTP://WWW.FTPORTFOLIOS.COM/LOADCONTENT/8RHDQPBWGW. EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE ON THE INTERNET AT HTTP://WWW.FTPORTFOLIOS.COM. TO FIND A REPORT, SELECT YOUR FUND UNDER THE "CLOSED-END FUNDS" TAB, SELECT THE "NEWS & LITERATURE" LINK, AND GO TO THE "QUARTERLY/SEMI-ANNUAL OR ANNUAL REPORTS" HEADING. IN ADDITION, THE FUNDS WILL FURNISH, WITHOUT CHARGE, COPIES OF THEIR MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE WRITE TO FIRST TRUST ADVISORS L.P. ("FIRST TRUST ADVISORS" OR THE "ADVISOR") AT 120 EAST LIBERTY DRIVE, SUITE 400, WHEATON, ILLINOIS 60187, OR CALL (800) 988-5891.

      YOU MAY CALL (800) 988-5891 FOR INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON.

      In order that your Shares may be represented at the Meeting, you are requested to:

      o  indicate your instructions on the proxy card;

      o  date and sign the proxy card;

      o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

      o allow sufficient time for the proxy card to be received BY 4:00 P.M. CENTRAL TIME, on MONDAY, APRIL 20, 2015. (However, proxies received after this date may still be voted in the event the Meeting is adjourned or postponed to a later date.)

                                     VOTING

      As described further in the proposal, for each Fund, the affirmative vote of a plurality of the Shares present and entitled to vote at the Meeting will be required to elect the specified nominees as the Class II Trustees of that Fund provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of the proposal.

      If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the election of the specified nominees as the Class II Trustees and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the applicable Fund at its address above. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

      Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present with respect to a Fund, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

                               OUTSTANDING SHARES

      On the Record Date, each Fund had the following number of Shares outstanding:

-------------------------------------------------------------------------------  -------------  ---------------
                                                                                     TICKER         SHARES
                                           FUND                                    SYMBOL(1)      OUTSTANDING
-------------------------------------------------------------------------------  -------------  ---------------
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND          MFD           8,533,285
-------------------------------------------------------------------------------  -------------  ---------------

FIRST TRUST ENERGY INCOME AND GROWTH FUND                                             FEN          19,355,214
-------------------------------------------------------------------------------  -------------  ---------------

FIRST TRUST ENHANCED EQUITY INCOME FUND                                               FFA          19,973,164
-------------------------------------------------------------------------------  -------------  ---------------

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND                                   FAM          17,410,203
-------------------------------------------------------------------------------  -------------  ---------------

FIRST TRUST MORTGAGE INCOME FUND                                                      FMY           4,213,115
-------------------------------------------------------------------------------  -------------  ---------------

FIRST TRUST STRATEGIC HIGH INCOME FUND II                                             FHY           8,458,869
-------------------------------------------------------------------------------  -------------  ---------------

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND                                        FEO           5,327,785
-------------------------------------------------------------------------------  -------------  ---------------

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND                        FGB          14,299,599
-------------------------------------------------------------------------------  -------------  ---------------

FIRST TRUST DIVIDEND AND INCOME FUND                                                  FAV           8,259,517
-------------------------------------------------------------------------------  -------------  ---------------

FIRST TRUST HIGH INCOME LONG/SHORT FUND                                               FSD          36,056,159
-------------------------------------------------------------------------------  -------------  ---------------

FIRST TRUST ENERGY INFRASTRUCTURE FUND                                                FIF          17,550,236
-------------------------------------------------------------------------------  -------------  ---------------

FIRST TRUST MLP AND ENERGY INCOME FUND                                                FEI          45,439,454
-------------------------------------------------------------------------------  -------------  ---------------

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND                             FPF          60,704,189
-------------------------------------------------------------------------------  -------------  ---------------

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND                                       FPL          23,755,236
-------------------------------------------------------------------------------  -------------  ---------------

(1) The Shares of each of the Funds are listed on the New York Stock Exchange ("NYSE") except for the Shares of First Trust Energy Income and Growth Fund, which are listed on the NYSE MKT LLC.

      Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

      To the knowledge of the Board of Trustees of each Fund, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on securities position listing reports as of the Record Date and reports filed with the Securities and Exchange Commission ("SEC") by shareholders. The Funds do not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

                                          BENEFICIAL OWNERSHIP OF SHARES
------------------------------------------------------------------------------------------------------------------------
                  NAME AND ADDRESS                         SHARES BENEFICIALLY             % OF OUTSTANDING SHARES
                OF BENEFICIAL OWNER                               OWNED                      BENEFICIALLY OWNED
------------------------------------------------------------------------------------------------------------------------
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND:
------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.
2423 E. Lincoln Drive                                            645,279 Shares                      7.56%
Phoenix, AZ 85016
----------------------------------------------------- ------------------------------- ----------------------------------
First Clearing, LLC
2801 Market Street                                               731,571 Shares                      8.57%
St. Louis, MO 63103
----------------------------------------------------- ------------------------------- ----------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
4804 Deer Lake Drive E.                                          935,095 Shares                     10.96%
Jacksonville, FL 32246
----------------------------------------------------- ------------------------------- ----------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                               538,483 Shares                      6.31%
Baltimore, MD 21231
----------------------------------------------------- ------------------------------- ----------------------------------
National Financial Services, LLC
499 Washington Blvd.                                             777,130 Shares                      9.11%
Jersey City, NJ 07310
----------------------------------------------------- ------------------------------- ----------------------------------
Pershing LLC
1 Pershing Plaza                                                 458,802 Shares                      5.38%
Jersey City, NJ 07399
----------------------------------------------------- ------------------------------- ----------------------------------
Raymond James & Associates, Inc.
880 Carillon Parkway                                             649,274 Shares                      7.61%
St. Petersburg, FL 33716
----------------------------------------------------- ------------------------------- ----------------------------------
RBC Capital Markets LLC
60 S. 6th Street - P09                                           711,598 Shares                      8.34%
Minneapolis, MN 55402
----------------------------------------------------- ------------------------------- ----------------------------------
TD Ameritrade Clearing, Inc.
1005 N. Ameritrade Place                                         692,540 Shares                      8.12%
Bellevue, NE 68005
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ENERGY INCOME AND GROWTH FUND:
------------------------------------------------------------------------------------------------------------------------
The Bank of New York Mellon
525 William Penn Place                                         1,760,122 Shares                      9.09%
Pittsburgh, PA 15259
----------------------------------------------------- ------------------------------- ----------------------------------
Charles Schwab & Co., Inc.
2423 E. Lincoln Drive                                          1,150,251 Shares                      5.94%
Phoenix, AZ 85016
----------------------------------------------------- ------------------------------- ----------------------------------
First Clearing, LLC
2801 Market Street                                             2,693,719 Shares                     13.92%
St. Louis, MO 63103
----------------------------------------------------- ------------------------------- ----------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                             2,342,910 Shares                     12.10%
Baltimore, MD 21231
----------------------------------------------------- ------------------------------- ----------------------------------
National Financial Services, LLC
499 Washington Blvd.                                           1,360,814 Shares                      7.03%
Jersey City, NJ 07310
----------------------------------------------------- ------------------------------- ----------------------------------
Robert W. Baird & Co., Inc.
777 E. Wisconsin Avenue                                        1,363,877 Shares                      7.05%
19th Floor
Milwaukee, WI 53202
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ENHANCED EQUITY INCOME FUND:
------------------------------------------------------------------------------------------------------------------------
The Bank of New York Mellon
525 William Penn Place                                         2,367,175 Shares                     11.85%
Pittsburgh, PA 15259
----------------------------------------------------- ------------------------------- ----------------------------------
First Clearing, LLC
2801 Market Street                                             5,808,505 Shares                     29.08%
St. Louis, MO 63103
----------------------------------------------------- ------------------------------- ----------------------------------

------------------------------------------------------------------------------------------------------------------------
                  NAME AND ADDRESS                         SHARES BENEFICIALLY             % OF OUTSTANDING SHARES
                OF BENEFICIAL OWNER                               OWNED                      BENEFICIALLY OWNED
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                             1,687,034 Shares                      8.45%
Baltimore, MD 21231
----------------------------------------------------- ------------------------------- ----------------------------------
National Financial Services, LLC
499 Washington Blvd.                                           1,209,055 Shares                      6.05%
Jersey City, NJ 07310
----------------------------------------------------- ------------------------------- ----------------------------------
Raymond James & Associates, Inc.
880 Carillon Parkway                                           2,486,434 Shares                     12.45%
St. Petersburg, FL 33716
----------------------------------------------------- ------------------------------- ----------------------------------
Advisors Asset Management, Inc.(1)
18925 Base Camp Road                                           1,437,950 Shares                     7.199%
Monument, CO 80132
----------------------------------------------------- ------------------------------- ----------------------------------
Invesco Ltd.(2)
1555 Peachtree Street NE                                         999,620 Shares                      5.00%
Atlanta, GA 30309
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND:
------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.
2423 E. Lincoln Drive                                          1,034,958 Shares                      5.94%
Phoenix, AZ 85016
----------------------------------------------------- ------------------------------- ----------------------------------
First Clearing, LLC
2801 Market Street                                             1,392,492 Shares                      8.00%
St. Louis, MO 63103
----------------------------------------------------- ------------------------------- ----------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
4804 Deer Lake Drive E.                                        1,054,426 Shares                      6.06%
Jacksonville, FL 32246
----------------------------------------------------- ------------------------------- ----------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                             1,265,230 Shares                      7.27%
Baltimore, MD 21231
----------------------------------------------------- ------------------------------- ----------------------------------
National Financial Services, LLC
499 Washington Blvd.                                           2,189,932 Shares                     12.58%
Jersey City, NJ  07310
----------------------------------------------------- ------------------------------- ----------------------------------
Robert W. Baird & Co., Inc.
777 E. Wisconsin Avenue
19th Floor                                                     1,018,342 Shares                      5.85%
Milwaukee, WI 53202
----------------------------------------------------- ------------------------------- ----------------------------------
RBC Capital Markets LLC
60 S. 6th Street - P09                                         1,068,879 Shares                      6.14%
Minneapolis, MN 55402
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST MORTGAGE INCOME FUND:
------------------------------------------------------------------------------------------------------------------------
The Bank of New York Mellon/Mellon Trust of
New England                                                      245,183 Shares                      5.82%
525 William Penn Place
Pittsburgh, PA 15259
----------------------------------------------------- ------------------------------- ----------------------------------
National Financial Services, LLC
499 Washington Blvd.                                             393,278 Shares                      9.33%
Jersey City, NJ 07310
----------------------------------------------------- ------------------------------- ----------------------------------
The Northern Trust Company
801 S. Canal Street                                              704,181 Shares                     16.71%
Chicago, IL 60607
----------------------------------------------------- ------------------------------- ----------------------------------
State Street Bank and Trust Co.
1776 Heritage Drive                                              452,020 Shares                     10.73%
North Quincy, MA 02171
----------------------------------------------------- ------------------------------- ----------------------------------

(1) Information is according to Schedule 13G filed with the SEC on February 11, 2015.

(2) Information is according to Schedule 13G filed with the SEC on February 11, 2015.

------------------------------------------------------------------------------------------------------------------------
                  NAME AND ADDRESS                         SHARES BENEFICIALLY             % OF OUTSTANDING SHARES
                OF BENEFICIAL OWNER                               OWNED                      BENEFICIALLY OWNED
------------------------------------------------------------------------------------------------------------------------
Sit Investment Associates, Inc.(1)
3300 IDS Center                                                1,245,610 Shares                     29.57%
80 South Eighth Street
Minneapolis, MN 55402
----------------------------------------------------- ------------------------------- ----------------------------------
1607 Capital Partners, LLC(2)
4991 Lake Brook Drive, Suite 125                                 692,768 Shares                      16.4%
Glen Allen, VA 23060
                   and
The Walt Disney Company Retirement Plan Master Trust
500 South Buena Vista Street                                     284,209 Shares                       6.7%
Burbank, CA 91521-0500
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II:
------------------------------------------------------------------------------------------------------------------------
The Bank of New York Mellon
525 William Penn Place                                           811,024 Shares                      9.59%
Pittsburgh, PA 15259
----------------------------------------------------- ------------------------------- ----------------------------------
Charles Schwab & Co., Inc.                                       948,988 Shares                     11.22%
2423 E. Lincoln Drive
Phoenix, AZ 85016
----------------------------------------------------- ------------------------------- ----------------------------------
First Clearing, LLC                                              889,530 Shares                     10.52%
2801 Market Street
St. Louis, MO 63103
----------------------------------------------------- ------------------------------- ----------------------------------
National Financial Services, LLC
499 Washington Blvd.                                             976,674 Shares                     11.55%
Jersey City, NJ  07310
----------------------------------------------------- ------------------------------- ----------------------------------
Pershing LLC
1 Pershing Plaza                                                 538,643 Shares                      6.37%
Jersey City, NJ 07399
----------------------------------------------------- ------------------------------- ----------------------------------
TD Ameritrade Clearing, Inc.
1005 N. Ameritrade Place                                         514,732 Shares                      6.09%
Bellevue, NE 68005
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND:
------------------------------------------------------------------------------------------------------------------------
The Bank of New York Mellon/Mellon Trust of
New England                                                      953,670 Shares                     17.90%
525 William Penn Place
Pittsburgh, PA 15259
----------------------------------------------------- ------------------------------- ----------------------------------
First Clearing, LLC
2801 Market Street                                               821,490 Shares                     15.42%
St. Louis, MO 63103
----------------------------------------------------- ------------------------------- ----------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                               340,897 Shares                      6.40%
Baltimore, MD 21231
----------------------------------------------------- ------------------------------- ----------------------------------
The Northern Trust Company
801 S. Canal Street                                              289,312 Shares                      5.43%
Chicago, IL 60607
----------------------------------------------------- ------------------------------- ----------------------------------
Raymond James & Associates, Inc.
880 Carillon Parkway                                             311,688 Shares                      5.85%
St. Petersburg, FL 33716
----------------------------------------------------- ------------------------------- ----------------------------------

(1) Information is according to Amendment No. 14 to Schedule 13G filed with the SEC on February 12, 2015.

(2) Information is according to Schedule 13G/A filed with the SEC pursuant to a joint filing agreement on February 17, 2015. The Schedule 13G/A states that
    (a) 1607 Capital Partners, LLC, an investment adviser, is the beneficial owner of Shares based on having voting power which includes the power to vote, or to direct the voting of, such securities and investment power which includes the power to dispose, or to direct the disposition of, such securities and (b) The Walt Disney Company Retirement Plan Master Trust is a client of 1607 Capital Partners, LLC and is the beneficial owner of Shares solely due to being able to terminate without condition the investment management agreement with 1607 Capital Partners, LLC in less than sixty days.

------------------------------------------------------------------------------------------------------------------------
                  NAME AND ADDRESS                         SHARES BENEFICIALLY             % OF OUTSTANDING SHARES
                OF BENEFICIAL OWNER                               OWNED                      BENEFICIALLY OWNED
------------------------------------------------------------------------------------------------------------------------
State Street Bank and Trust Co.
1776 Heritage Drive                                              319,245 Shares                      5.99%
North Quincy, MA 02171
----------------------------------------------------- ------------------------------- ----------------------------------
City of London Investment Group PLC(1)
City of London Investment Management Company Limited             645,412 Shares                      12.1%
77 Gracechurch Street
London EC3V 0AS
England
----------------------------------------------------- ------------------------------- ----------------------------------
Lazard Asset Management LLC(2)
30 Rockefeller Plaza                                             977,866 Shares                     18.35%
New York, NY 10112
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND:
------------------------------------------------------------------------------------------------------------------------
First Clearing, LLC
2801 Market Street                                             6,577,207 Shares                     46.00%
St. Louis, MO 63103
----------------------------------------------------- ------------------------------- ----------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                              734,266 Shares                      5.13%
Baltimore, MD 21231
----------------------------------------------------- ------------------------------- ----------------------------------
National Financial Services, LLC
499 Washington Blvd.                                           1,024,193 Shares                      7.16%
Jersey City, NJ 07310
----------------------------------------------------- ------------------------------- ----------------------------------
Stifel, Nicolaus & Company, Incorporated
200 Regency Forest Drive                                         961,519 Shares                      6.72%
Cary, NC 27518
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST DIVIDEND AND INCOME FUND:
------------------------------------------------------------------------------------------------------------------------
First Clearing, LLC
2801 Market Street                                               814,881 Shares                      9.87%
St. Louis, MO 63103
----------------------------------------------------- ------------------------------- ----------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
4804 Deer Lake Drive E.                                          802,077 Shares                      9.71%
Jacksonville, FL 32246
----------------------------------------------------- ------------------------------- ----------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                             1,942,800 Shares                     23.52%
Baltimore, MD 21231
----------------------------------------------------- ------------------------------- ----------------------------------
National Financial Services, LLC
499 Washington Blvd.                                             467,242 Shares                      5.66%
Jersey City, NJ 07310
----------------------------------------------------- ------------------------------- ----------------------------------
Raymond James & Associates, Inc.
880 Carillon Parkway                                           1,265,221 Shares                     15.32%
St. Petersburg, FL 33716
----------------------------------------------------- ------------------------------- ----------------------------------
TD Ameritrade Clearing, Inc.
1005 N. Ameritrade Place                                         464,551 Shares                      5.62%
Bellevue, NE 68005
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST HIGH INCOME LONG/SHORT FUND:
------------------------------------------------------------------------------------------------------------------------
First Clearing, LLC
2801 Market Street                                             5,825,341 Shares                     16.16%
St. Louis, MO 63103
----------------------------------------------------- ------------------------------- ----------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
4804 Deer Lake Drive E.                                        2,450,028 Shares                      6.80%
Jacksonville, FL 32246
----------------------------------------------------- ------------------------------- ----------------------------------

(1) Information is according to Schedule 13G filed with the SEC on January 9, 2015. The entities listed filed the Schedule 13G jointly and indicated that, with respect to the Shares held, they had (a) shared power to vote or to direct the vote and (b) shared power to dispose or to direct the disposition.

(2) Information is according to Schedule13G/A filed with the SEC on February 3, 2015.

------------------------------------------------------------------------------------------------------------------------
                  NAME AND ADDRESS                         SHARES BENEFICIALLY             % OF OUTSTANDING SHARES
                OF BENEFICIAL OWNER                               OWNED                      BENEFICIALLY OWNED
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                             9,849,822 Shares                     27.32%
Baltimore, MD 21231
----------------------------------------------------- ------------------------------- ----------------------------------
Raymond James & Associates, Inc.
880 Carillon Parkway                                           2,102,778 Shares                      5.83%
St. Petersburg, FL 33716
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ENERGY INFRASTRUCTURE FUND:
------------------------------------------------------------------------------------------------------------------------
The Bank of New York Mellon
525 William Penn Place                                           893,541 Shares                      5.09%
Pittsburgh, PA 15259
----------------------------------------------------- ------------------------------- ----------------------------------
First Clearing, LLC
2801 Market Street                                             2,791,003 Shares                     15.90%
St. Louis, MO  63103
----------------------------------------------------- ------------------------------- ----------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
4804 Deer Lake Drive E.                                        1,403,935 Shares                      8.00%
Jacksonville, FL 32246
----------------------------------------------------- ------------------------------- ----------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                             5,101,914 Shares                     29.07%
Baltimore, MD 21231
----------------------------------------------------- ------------------------------- ----------------------------------
RBC Capital Markets LLC
60 S. 6th Street - P09                                         1,187,752 Shares                      6.77%
Minneapolis, MN 55402
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST MLP AND ENERGY INCOME FUND:
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                            23,578,733 Shares                     51.89%
Baltimore, MD 21231
----------------------------------------------------- ------------------------------- ----------------------------------
Pershing LLC
1 Pershing Plaza                                               2,304,872 Shares                      5.07%
Jersey City, NJ 07399
----------------------------------------------------- ------------------------------- ----------------------------------
RBC Capital Markets LLC
60 S. 6th Street - P09                                         3,294,345 Shares                      7.25%
Minneapolis, MN 55402
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND:
------------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
4804 Deer Lake Drive E.                                        5,130,237 Shares                      8.45%
Jacksonville, FL 32246
----------------------------------------------------- ------------------------------- ----------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                            23,301,576 Shares                     38.39%
Baltimore, MD 21231
----------------------------------------------------- ------------------------------- ----------------------------------
Pershing LLC
1 Pershing Plaza                                               4,545,799 Shares                      7.49%
Jersey City, NJ 07399
----------------------------------------------------- ------------------------------- ----------------------------------
RBC Capital Markets LLC
60 S. 6th Street - P09                                         5,224,884 Shares                      8.61%
Minneapolis, MN 55402
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND:
------------------------------------------------------------------------------------------------------------------------
American Enterprise Investment Services Inc.
682 AMP Financial Center                                       3,303,716 Shares                     13.91%
Minneapolis, MN 55474
----------------------------------------------------- ------------------------------- ----------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                            12,547,341 Shares                     52.82%
Baltimore, MD 21231
----------------------------------------------------- ------------------------------- ----------------------------------
Pershing LLC
1 Pershing Plaza                                               1,305,281 Shares                      5.49%
Jersey City, NJ 07399
----------------------------------------------------- ------------------------------- ----------------------------------

          PROPOSAL: ELECTION OF TWO (2) CLASS II TRUSTEES OF EACH FUND

TWO (2) CLASS II TRUSTEES ARE TO BE ELECTED BY HOLDERS OF SHARES OF EACH FUND. CURRENT TRUSTEES RICHARD E. ERICKSON AND THOMAS R. KADLEC ARE THE NOMINEES FOR ELECTION AS THE CLASS II TRUSTEES BY SHAREHOLDERS OF EACH FUND FOR A THREE-YEAR TERM.

      Each Fund has established a staggered Board of Trustees pursuant to its By-Laws, and, accordingly, Trustees are divided into the following three (3) classes: Class I, Class II and Class III. Richard E. Erickson and Thomas R. Kadlec are currently the Class II Trustees of each Fund for a term expiring at the Meeting or until their respective successors are elected and qualified. If elected, Dr. Erickson and Mr. Kadlec will hold office for a three-year term expiring at the Funds' 2018 annual meetings of shareholders. James A. Bowen, Niel B. Nielson and Robert F. Keith are current and continuing Trustees. Mr. Bowen and Mr. Nielson are Class III Trustees for a term expiring at the Funds' 2016 annual meetings of shareholders. Mr. Keith is the Class I Trustee for a term expiring at the Funds' 2017 annual meetings of shareholders. Each Trustee serves until his successor is elected and qualified, or until he earlier resigns or is otherwise removed.

      REQUIRED VOTE: For each Fund, each nominee for election as a Class II Trustee must be elected by the affirmative vote of the holders of a plurality of the Shares of the Fund, cast in person or by proxy at the Meeting and entitled to vote thereon, provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of seats open for election.

      Unless you give contrary instructions on your proxy card, your Shares will be voted FOR the election of each nominee listed if your proxy card has been properly executed and timely received by the applicable Fund. If either nominee should withdraw or otherwise become unavailable for election prior to the Meeting, the proxies named on your proxy card intend to vote FOR any substitute nominee recommended by the Funds' Boards of Trustees in accordance with the Funds' procedures.

         The Board of Trustees of each Fund Unanimously Recommends that
              Shareholders Vote FOR the Election of each Nominee.

                                   MANAGEMENT

MANAGEMENT OF THE FUNDS

      The general supervision of the duties performed for each Fund under its respective investment management agreement with the Advisor is the responsibility of that Fund's Board of Trustees. The Trustees set broad policies for the Funds and choose the Funds' officers. The following is a list of the Trustees and executive officers of each Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships each Trustee holds, if applicable. As noted above, each Fund has established a staggered Board of Trustees consisting of five (5) Trustees divided into three (3) classes: Class I, Class II and Class III. The length of the term of office of each Trustee is generally three years, and when each Trustee's term begins and ends depends on the Trustee's designated class. The officers of the Funds serve indefinite terms. James A. Bowen is deemed an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) ("Interested Trustee") of the Funds due to his position as Chief Executive Officer of the Advisor. Except for Mr. Bowen, each Trustee is not an "interested person" (as that term is defined in the 1940 Act) and is therefore referred to as an "Independent Trustee."

            The remainder of this page is intentionally left blank.

                                                   INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                          POSITION(S)   TERM OF OFFICE(2)   PRINCIPAL OCCUPATION(S)      FIRST TRUST FUND         OTHER
 NAME, ADDRESS, AND        HELD WITH      AND LENGTH OF        DURING PAST FIVE          COMPLEX OVERSEEN     DIRECTORSHIPS
    DATE OF BIRTH            FUNDS       TIME SERVED(3)              YEARS                  BY TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

 James A. Bowen(1)        Chairman of   Class III          Chief Executive Officer       114 Portfolios      None
 120 East Liberty Drive   the Board                        (December 2010 to Present),
 Suite 400                and Trustee   Since 2004         President (until December
 Wheaton, IL 60187                                         2010), First Trust Advisors
 DOB: 9/55                                                 L.P. and First Trust
                                                           Portfolios L.P.; Chairman
                                                           of the Board of Directors,
                                                           BondWave LLC (Software
                                                           Development Company/
                                                           Investment Advisor)
                                                           and Stonebridge Advisors
                                                           LLC (Investment Advisor)
------------------------------------------------------------------------------------------------------------------------------
                                                 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                          POSITION(S)   TERM OF OFFICE(2)   PRINCIPAL OCCUPATION(S)      FIRST TRUST FUND         OTHER
 NAME, ADDRESS, AND        HELD WITH      AND LENGTH OF        DURING PAST FIVE          COMPLEX OVERSEEN     DIRECTORSHIPS
    DATE OF BIRTH            FUNDS       TIME SERVED(3)              YEARS                  BY TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
 Richard E. Erickson      Trustee       Class II           Physician; President,         114 Portfolios      None
 c/o First Trust                        Nominee            Wheaton Orthopedics;
 Advisors L.P.                                             Co-owner and Co-Director
 120 East Liberty Drive                 Since 2004         (January 1996 to May 2007),
 Suite 400                                                 Sports Med Center for
 Wheaton, IL 60187                                         Fitness; Limited Partner,
 DOB: 4/51                                                 Gundersen Real Estate
                                                           Limited Partnership;
                                                           Member, Sportsmed LLC
------------------------------------------------------------------------------------------------------------------------------
 Thomas R. Kadlec         Trustee       Class II           President (March 2010 to      114 Portfolios      Director of ADM
 c/o First Trust                        Nominee            Present), Senior Vice                             Investor
 Advisors L.P.                                             President and Chief                               Services, Inc.,
 120 East Liberty Drive                 Since 2004         Financial Officer (May 2007                       ADM Investor
 Suite 400                                                 to March 2010), Vice                              Services
 Wheaton, IL 60187                                         President and Chief                               International and
 DOB: 11/57                                                Financial Officer (1990 to                        Futures Industry
                                                           May 2007), ADM Investor                           Association
                                                           Services, Inc. (Futures
                                                           Commission Merchant)
------------------------------------------------------------------------------------------------------------------------------
 Robert F. Keith          Trustee       Class I            President (2003 to Present),  114 Portfolios      Director of Trust
 c/o First Trust                                           Hibs Enterprises (Financial                       Company of
 Advisors  L.P.                         Since 2006         and Management Consulting)                        Illinois
 120 East Liberty Drive
 Suite 400
 Wheaton, IL 60187
 DOB: 11/56
------------------------------------------------------------------------------------------------------------------------------
 Niel B. Nielson          Trustee       Class III          Managing Director and Chief   114 Portfolios      Director of
 c/o First Trust                                           Operating Officer (January                        Covenant
 Advisors L.P.                          Since 2004         2015 to present), Pelita                          Transport Inc.
 120 East Liberty Drive                                    Harapan Education Foundation                      (2003 - 2014)
 Suite 400                                                 (Educational Products and
 Wheaton, IL 60187                                         Services); President and
 DOB: 3/54                                                 Chief Executive Officer
                                                           (June 2012 to
                                                           September 2014), Servant
                                                           Interactive LLC (Educational
                                                           Products and Services);
                                                           President and Chief
                                                           Executive Officer (June 2012
                                                           to September 2014), Dew
                                                           Learning LLC (Educational
                                                           Products and Services);
                                                           President (June 2002 to June
                                                           2012), Covenant College
------------------------------------------------------------------------------------------------------------------------------

                                                  EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                     POSITION(S)         TERM OF OFFICE(2)   PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND                   HELD WITH            AND LENGTH OF        DURING PAST FIVE
    DATE OF BIRTH                       FUNDS             TIME SERVED(3)              YEARS
------------------------------------------------------------------------------------------------------------------------------
 Mark R. Bradley                     President and       Indefinite          Chief Financial Officer and Chief Operating
 120 East Liberty Drive, Suite 400   Chief Executive                         Officer (December 2010 to Present), First Trust
 Wheaton, IL 60187                   Officer             Since 2004          Advisors L.P. and First Trust Portfolios L.P.;
 DOB: 11/57                                                                  Chief Financial Officer, BondWave LLC (Software
                                                                             Development Company/Investment Advisor) and
                                                                             Stonebridge Advisors LLC (Investment Advisor)
------------------------------------------------------------------------------------------------------------------------------
 James M. Dykas                      Treasurer, Chief    Indefinite          Controller (January 2011 to Present), Senior
 120 East Liberty Drive, Suite 400   Financial Officer                       Vice President (April 2007 to Present), First
 Wheaton, IL 60187                   and Chief           Since 2005          Trust Advisors L.P. and First Trust Portfolios
 DOB: 1/66                           Accounting Officer                      L.P.
------------------------------------------------------------------------------------------------------------------------------
 W. Scott Jardine                    Secretary and       Indefinite          General Counsel, First Trust Advisors L.P.,
 120 East Liberty Drive, Suite 400   Chief Legal                             First Trust Portfolios L.P. and BondWave LLC
 Wheaton, IL 60187                   Officer             Since 2004          (August 2009 to Present) (Software Development
 DOB: 5/60                                                                   Company/Investment Advisor); Secretary of
                                                                             Stonebridge Advisors LLC (Investment Advisor)
------------------------------------------------------------------------------------------------------------------------------
 Daniel J. Lindquist                 Vice President      Indefinite          Managing Director (July 2012 to Present),
 120 East Liberty Drive, Suite 400                                           Senior Vice President (September 2005 to July
 Wheaton, IL 60187                                       Since 2005          2012), First Trust Advisors L.P. and First
 DOB: 2/70                                                                   Trust Portfolios L.P.
------------------------------------------------------------------------------------------------------------------------------
 Kristi A. Maher                     Assistant           Indefinite          Deputy General Counsel, First Trust Advisors
 120 East Liberty Drive, Suite 400   Secretary and                           L.P. and First Trust Portfolios L.P.
 Wheaton, IL 60187                   Chief Compliance    Assistant
 DOB: 12/66                          Officer             Secretary
                                                         since July
                                                         2004 and Chief
                                                         Compliance
                                                         Officer since
                                                         January 2011
------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Bowen is deemed an "interested person" of the Funds due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Funds.

(2) Currently, Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving a term for each of the Funds until the Meeting or until their successors are elected and qualified. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving a term for each of the Funds until the Funds' 2016 annual meetings of shareholders or until their successors are elected and qualified. Robert F. Keith, as the Class I Trustee, is serving a term for each of the Funds until the Funds' 2017 annual meetings of shareholders or until his successor is elected and qualified. Officers of the Funds have an indefinite term.

(3) For officers, length of time served represents the month and year the person first became an officer of a Fund. Except as otherwise provided below, all Trustees and officers were elected or appointed (i) in 2004 for the then-existing Funds, (ii) in 2005 for First Trust Mortgage Income Fund,
    (iii) in 2006 for First Trust Strategic High Income Fund II and First Trust/Aberdeen Emerging Opportunity Fund, (iv) in 2007 for First Trust Specialty Finance and Financial Opportunities Fund and First Trust Dividend and Income Fund, (v) in 2010 for First Trust High Income Long/Short Fund,
    (vi) in 2011 for First Trust Energy Infrastructure Fund, (vii) in 2012 for First Trust MLP and Energy Income Fund and (viii) in 2013 for First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund. Daniel J. Lindquist and James M. Dykas were elected Vice President and Assistant Treasurer, respectively, of all then-existing funds in the First Trust Fund Complex, including the then-existing Funds, on December 12, 2005. Kristi A. Maher was elected Chief Compliance Officer of all then-existing funds in the First Trust Fund Complex, including the then-existing Funds, in December 2010, effective January 1, 2011. James A. Bowen resigned as President and Chief Executive Officer of all then-existing funds in the First Trust Fund Complex, including the then-existing Funds, on January 23, 2012. Mark R. Bradley was elected President and Chief Executive Officer, and James M. Dykas was elected Treasurer, Chief Financial Officer and Chief Accounting Officer, of all then-existing funds in the First Trust Fund Complex, including the then-existing Funds, in January 2012, effective January 23, 2012. Before January 23, 2012, Mr. Bradley served as Treasurer, Chief Financial Officer and Chief Accounting Officer and Mr. Dykas served as Assistant Treasurer of the then-existing Funds.

UNITARY BOARD LEADERSHIP STRUCTURE

      The same five persons serve as Trustees on each Fund's Board of Trustees and on the boards of all other funds in the First Trust Fund Complex (the "First Trust Funds"), which is known as a "unitary" board leadership structure. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, all of the First Trust Funds that are closed-end funds (the "First Trust Closed-end Funds") are managed by the Advisor and, except for First Trust Intermediate Duration Preferred & Income Fund, they employ common service providers for custody, fund accounting, administration and transfer agency that provide substantially similar services to the First Trust Closed-end Funds pursuant to substantially similar contractual arrangements. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust Closed-end Funds, the Board of Trustees of each of the First Trust Funds (such Boards of Trustees referred to herein collectively as the "Board") believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the business of the First Trust Funds.

      Annually, the Board reviews its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Funds' business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee serves as the Chairman of the Board of each Fund. An individual who is not a Trustee serves as President and Chief Executive Officer of each Fund.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds' service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his successor is selected. Thomas R. Kadlec currently serves as the Lead Independent Trustee.

      The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Funds' activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings other than meetings of the Executive Committee. Generally, the Board acts by majority vote of all the Trustees, except where a different vote is required by applicable law.

      The three committee chairmen and the Lead Independent Trustee currently rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee and the immediate past Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.

      In addition to the Funds, the First Trust Fund Complex includes: one closed-end fund advised by First Trust Advisors; First Trust Series Fund, an open-end management investment company with three portfolios advised by First Trust Advisors; First Trust Variable Insurance Trust, an open-end management investment company with two portfolios advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, each an exchange-traded fund with 19, 13, 4, 6, 1, 10, 1, 21, and 19 operating portfolios (each such portfolio, an "ETF" and each such exchange-traded fund, an "ETF Trust"), respectively, advised by First Trust Advisors.

      The four standing committees of the Board are: the Executive Committee (and Dividend and Pricing Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by each Fund's Declaration of Trust and By-Laws. The members of the Executive Committee of a Fund also serve as a special committee of the Board known as the Dividend and Pricing Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Such Committee is also responsible for the declaration and setting of dividends. Mr. Kadlec, Mr. Keith and Mr. Bowen are members of the Executive Committee. The number of meetings of the Executive Committee held by each Fund during its last fiscal year is shown on Schedule 1 hereto.

      The Nominating and Governance Committee of each Fund is responsible for appointing and nominating persons to the Board of Trustees of that Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee, and each is an Independent Trustee who is also an "independent director" within the meaning of the listing standards of the NYSE or NYSE MKT LLC, as applicable. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds' website at http://www.ftportfolios.com. If there is no vacancy on the Board of Trustees of a Fund, the Board will not actively seek recommendations from other parties, including shareholders. In 2014, the Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Nominating and Governance Committee Charter provides that the Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees of a Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the applicable Fund. The Nominating and Governance Committee may retain a search firm to identify candidates. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees of a Fund, shareholders of the applicable Fund shall mail such recommendation to W. Scott Jardine, Secretary, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth;
(iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate (see also "ADDITIONAL INFORMATION - SHAREHOLDER PROPOSALS" below). If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the

Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. In connection with the evaluation of candidates, the review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Nominating and Governance Committee evaluate nominees recommended by a shareholder of a Fund on a basis substantially different than that used for other nominees for the same election or appointment of Trustees. The number of meetings of the Nominating and Governance Committee held by each Fund during its last fiscal year is shown on Schedule 1 hereto.

      The Valuation Committee of each Fund is responsible for the oversight of the valuation procedures of that Fund (the "Valuation Procedures"), for determining the fair value of that Fund's securities or other assets under certain circumstances as described in the Valuation Procedures, and for evaluating the performance of any pricing service for that Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. The number of meetings of the Valuation Committee held by each Fund during its last fiscal year is shown on Schedule 1 hereto.

      The Audit Committee of each Fund is responsible for overseeing that Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent directors" within the meaning of the listing standards of the NYSE or NYSE MKT LLC, as applicable, serve on the Audit Committee. Messrs. Kadlec and Keith have each been determined to qualify as an "Audit Committee Financial Expert" as such term is defined in Form N-CSR. The number of meetings of the Audit Committee held by each Fund during its last fiscal year is shown in
Schedule 1 hereto.

      In carrying out its responsibilities, as described below under "INDEPENDENT AUDITORS' FEES--Pre-Approval," the Audit Committee pre-approves all audit services and permitted non-audit services for each Fund (including the fees and terms thereof) and non-audit services to be performed for the Advisor by Deloitte & Touche LLP ("Deloitte & Touche"), the Funds' independent registered public accounting firm ("independent auditors"), if the engagement relates directly to the operations and financial reporting of the Funds.

RISK OVERSIGHT

      As part of the general oversight of each Fund, the Board is involved in the risk oversight of the Funds. The Board has adopted and periodically reviews policies and procedures designed to address the Funds' risks. Oversight of investment and compliance risk, including oversight of sub-advisors, is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Funds' Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the Committee level. The Advisor's investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to sub-advisors and their operations and processes. The Board reviews reports on the Funds' and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds' and the service providers' compliance program. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Funds' major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Funds. The Valuation Committee monitors valuation risk and compliance with the Funds' Valuation Procedures and oversees the pricing services and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

      Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Funds and their service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause a Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Funds, their service providers, or issuers of the securities in which the Funds invest to reduce cybersecurity risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve a Fund's goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee and the nominees are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Joint Proxy Statement, that each current Trustee and the nominees should serve as a trustee.

Independent Trustees

      Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 -
2007), Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) and Chairman of the Audit Committee (2012 - 2013) of the First Trust Funds. He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2014) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of each Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust Closed-end Fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 - 2009), Chairman of the Audit Committee (2010 - 2011) and Chairman of the Nominating and Governance Committee (2012 - 2013) of the First Trust Funds. He currently serves as Lead Independent Trustee and as a member of the Executive Committee and the Dividend and Pricing Committee (since January 1, 2014) of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services Company and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as Chairman of the Audit Committee (2008 - 2009), Chairman of the Nominating and Governance Committee (2010 - 2011) and Lead Independent Trustee (2012 - 2013) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since January 1, 2014) and as a member of the Executive Committee and the Dividend and Pricing Committee (since January 22, 2014) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has served as Managing Director and Chief Operating Officer of Pelita Harapan Education Foundation (providing educational products and services) since January 2015. Mr. Nielson formerly served as President and Chief Executive Officer of Servant Interactive LLC (providing education products and services) from June 2012 to September 2014, and he served as President and Chief Executive Officer of Dew Learning LLC (a global provider of digital and on-line educational products and services) from June 2012 to September 2014. Mr. Nielson served as President of Covenant College (2002 -
2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as Chairman of the Audit Committee (2003 - 2007), Chairman of the Nominating and Governance Committee (2008 - 2009), Lead Independent Trustee (2010 - 2011) and Chairman of the Valuation Committee (2012
- 2013) of the First Trust Funds. He currently serves as Chairman of the Audit Committee (since January 1, 2014) of the First Trust Funds.

Interested Trustee

      James A. Bowen is the Chairman of the Board of the First Trust Funds and Chief Executive Officer of First Trust Advisors and First Trust Portfolios L.P. Until January 23, 2012, he served as President and Chief Executive Officer of the First Trust Funds. Mr. Bowen also serves on the Executive Committee. He has over 31 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each Fund since its inception and of the First Trust Funds since 1999. On September 5, 2014, Mr. Bowen transferred to Susan R. Bowen 13 Units of Grace Partners of DuPage L.P., an Illinois limited partnership and the limited partner of First Trust Advisors, pursuant to a court order.

OTHER INFORMATION

      Independent Trustees

      During the past five years, none of the Independent Trustees, nor any of their immediate family members, has been a director, trustee, officer, general partner or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. (an affiliate of First Trust Advisors), any sub-advisor to any fund in the First Trust Fund Complex, or any of their affiliates.

      Executive Officers

      The executive officers of each Fund hold the same positions with each fund in the First Trust Fund Complex (representing 114 portfolios) as they hold with the Funds.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUNDS BY TRUSTEES AND EXECUTIVE OFFICERS

      The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in each Fund and all funds in the First Trust Fund Complex, including the Funds, as of December 31, 2014:

       DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS AND FIRST TRUST FUND COMPLEX (NUMBER OF SHARES HELD)
---------------------------------------------------------------------------------------------------------------------------------
                               INTERESTED                                         INDEPENDENT
                                TRUSTEE                                             TRUSTEES
-------------------------  ------------------  ----------------------------------------------------------------------------------
          FUND               James A. Bowen    Richard E. Erickson   Thomas R. Kadlec      Robert F. Keith      Niel B. Nielson
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

MACQUARIE/FIRST TRUST
GLOBAL INFRASTRUCTURE/
UTILITIES DIVIDEND &               $0            $10,001-$50,000      $10,001-$50,000      $10,001-$50,000      $10,001-$50,000
INCOME FUND                    (0 Shares)         (908 Shares)         (800 Shares)        (1,817 Shares)       (1,060 Shares)
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST ENERGY INCOME          $0            $10,001-$50,000      $10,001-$50,000            $0             $10,001-$50,000
AND GROWTH FUND                (0 Shares)         (417 Shares)         (700 Shares)          (0 Shares)          (503 Shares)
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST ENHANCED               $0              $1-$10,000         $10,001-$50,000            $0               $1-$10,000
EQUITY INCOME FUND             (0 Shares)         (357 Shares)         (850 Shares)          (0 Shares)          (443 Shares)
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST/ABERDEEN
GLOBAL OPPORTUNITY INCOME          $0            $10,001-$50,000      $10,001-$50,000      $10,001-$50,000      $10,001-$50,000
FUND                           (0 Shares)        (1,458 Shares)        (850 Shares)        (2,495 Shares)        (853 Shares)
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST MORTGAGE               $0                  $0             $10,001-$50,000            $0               $1-$10,000
INCOME FUND                    (0 Shares)          (0 Shares)          (650 Shares)          (0 Shares)          (512 Shares)
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST STRATEGIC       $10,001-$50,000            $0                   $0                   $0               $1-$10,000
HIGH INCOME FUND II          (1,498 Shares)        (0 Shares)           (0 Shares)           (0 Shares)          (335 Shares)
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST/ABERDEEN               $0                  $0             $10,001-$50,000      $10,001-$50,000        $1-$10,000
EMERGING OPPORTUNITY FUND      (0 Shares)          (0 Shares)         (1,000 Shares)        (600 Shares)         (454 Shares)
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST SPECIALTY
FINANCE AND FINANCIAL              $0                  $0                   $0                   $0                   $0
OPPORTUNITIES FUND             (0 Shares)          (0 Shares)           (0 Shares)           (0 Shares)           (0 Shares)
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST DIVIDEND AND           $0                  $0             $10,001-$50,000            $0                   $0
INCOME FUND                    (0 Shares)          (0 Shares)         (2,000 Shares)         (0 Shares)           (0 Shares)
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST HIGH INCOME            $0                  $0             $10,001-$50,000            $0                   $0
LONG/SHORT FUND                (0 Shares)          (0 Shares)         (1,000 Shares)         (0 Shares)           (0 Shares)
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST ENERGY                 $0                  $0                   $0                   $0                   $0
INFRASTRUCTURE FUND            (0 Shares)          (0 Shares)           (0 Shares)           (0 Shares)           (0 Shares)
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST MLP AND                $0                  $0                   $0                   $0                   $0
ENERGY INCOME FUND             (0 Shares)          (0 Shares)           (0 Shares)           (0 Shares)           (0 Shares)
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST INTERMEDIATE
DURATION PREFERRED &               $0                  $0                   $0                   $0                   $0
INCOME FUND                    (0 Shares)          (0 Shares)           (0 Shares)           (0 Shares)           (0 Shares)
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST NEW
OPPORTUNITIES MLP &                $0                  $0                   $0                   $0                   $0
ENERGY FUND                    (0 Shares)          (0 Shares)           (0 Shares)           (0 Shares)           (0 Shares)
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

AGGREGATE DOLLAR RANGE OF
EQUITY SECURITIES IN ALL
REGISTERED INVESTMENT
COMPANIES IN THE FIRST
TRUST FUND COMPLEX          $10,001-$50,000       Over $100,000        Over $100,000        Over $100,000        Over $100,000
OVERSEEN BY TRUSTEE          (2,498 Shares)      (10,082 Shares)      (12,678 Shares)      (13,712 Shares)      (6,816 Shares)
---------------------------------------------------------------------------------------------------------------------------------

      The Independent Trustees have adopted a policy that establishes the expectation that each Independent Trustee will have invested an amount in the First Trust Funds he oversees in the aggregate of at least one year's total Trustee fees, with investments allocated among the First Trust Funds depending on what is suitable for the Trustee's personal investment needs.

      As of December 31, 2014, the Independent Trustees and their immediate family members did not own, beneficially or of record, any class of securities of First Trust Advisors or any sub-advisor or principal underwriter of any Fund or any person, other than a registered investment company, directly or indirectly controlling, controlled by, or under common control with First Trust Advisors or any sub-advisor or principal underwriter of any Fund, nor, since the beginning of the most recently completed fiscal year of any Fund, did any Independent Trustee purchase or sell securities of First Trust Advisors, or any sub-advisor to any fund in the First Trust Fund Complex, their parents or any subsidiaries of any of the foregoing.

      As of December 31, 2014, the Trustees and executive officers of the Funds as a group beneficially owned approximately 55,036 shares of the funds in the First Trust Fund Complex (less than 1% of the shares outstanding). As of December 31, 2014, the Trustees and executive officers of each Fund as a group beneficially owned the following number of Shares of each Fund, which is less than 1% of each Fund's Shares outstanding:

--------------------------------------------------------------------------------  -----------------------
                                      FUND                                             SHARES OWNED
--------------------------------------------------------------------------------  -----------------------
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND              4,585
--------------------------------------------------------------------------------  -----------------------
FIRST TRUST ENERGY INCOME AND GROWTH FUND                                                 1,620
--------------------------------------------------------------------------------  -----------------------
FIRST TRUST ENHANCED EQUITY INCOME FUND                                                   1,650
--------------------------------------------------------------------------------  -----------------------
FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND                                       5,656
--------------------------------------------------------------------------------  -----------------------
FIRST TRUST MORTGAGE INCOME FUND                                                          1,162
--------------------------------------------------------------------------------  -----------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II                                                 1,833
--------------------------------------------------------------------------------  -----------------------
FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND                                            2,054
--------------------------------------------------------------------------------  -----------------------
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND                              0
--------------------------------------------------------------------------------  -----------------------
FIRST TRUST DIVIDEND AND INCOME FUND                                                      2,000
--------------------------------------------------------------------------------  -----------------------
FIRST TRUST HIGH INCOME LONG/SHORT FUND                                                   1,200
--------------------------------------------------------------------------------  -----------------------
FIRST TRUST ENERGY INFRASTRUCTURE FUND                                                      0
--------------------------------------------------------------------------------  -----------------------
FIRST TRUST MLP AND ENERGY INCOME FUND                                                      0
--------------------------------------------------------------------------------  -----------------------
FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND                                   0
--------------------------------------------------------------------------------  -----------------------
FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND                                             0
--------------------------------------------------------------------------------  -----------------------

COMPENSATION

      Each Independent Trustee is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, the Chairman of the Valuation Committee is paid $10,000 annually and the Chairman of the Nominating and Governance Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings. Each Committee Chairman and the Lead Independent Trustee rotate every three years.

      The number of Board meetings held by each Fund during its last fiscal year is shown in Schedule 1 hereto.

      The aggregate fees and expenses paid to all Trustees by each Fund for its last fiscal year (including reimbursement for travel and out-of-pocket expenses) amounted to the following:

-------------------------------------------------------------------------------  ----------------------------
                                                                                      AGGREGATE FEES AND
                                     FUND                                               EXPENSES PAID
-------------------------------------------------------------------------------  ----------------------------

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND               $18,739
-------------------------------------------------------------------------------  ----------------------------
FIRST TRUST ENERGY INCOME AND GROWTH FUND                                                  $28,336
-------------------------------------------------------------------------------  ----------------------------
FIRST TRUST ENHANCED EQUITY INCOME FUND                                                    $21,038
-------------------------------------------------------------------------------   ----------------------------
FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND                                        $20,239
-------------------------------------------------------------------------------   ----------------------------
FIRST TRUST MORTGAGE INCOME FUND                                                           $17,335
-------------------------------------------------------------------------------   ----------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II                                                  $18,042
-------------------------------------------------------------------------------   ----------------------------
FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND                                             $18,298
-------------------------------------------------------------------------------   ----------------------------
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND                             $18,128
-------------------------------------------------------------------------------   ----------------------------
FIRST TRUST DIVIDEND AND INCOME FUND                                                       $17,486
-------------------------------------------------------------------------------   ----------------------------
FIRST TRUST HIGH INCOME LONG/SHORT FUND                                                    $28,890
-------------------------------------------------------------------------------   ----------------------------
FIRST TRUST ENERGY INFRASTRUCTURE FUND                                                     $23,687
-------------------------------------------------------------------------------   ----------------------------
FIRST TRUST MLP AND ENERGY INCOME FUND                                                     $33,927
-------------------------------------------------------------------------------   ----------------------------
FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND                                  $42,390
-------------------------------------------------------------------------------   ----------------------------
FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (1)                                        $23,244
-------------------------------------------------------------------------------   ----------------------------

(1) Since the Fund commenced operations on March 26, 2014 and, therefore, has not completed its first full fiscal year, the aggregate fees and expenses paid to the Trustees have been estimated based on payments expected to be made by the Fund during the fiscal year ending October 31, 2015.

      The following table sets forth certain information regarding the compensation of each Fund's Trustees (including reimbursement for travel and out-of-pocket expenses) for each Fund's most recently completed fiscal year. The Funds have no retirement or pension plans. The executive officers and the Interested Trustee of each Fund receive no compensation from the Funds for serving in such capacities.

                                       AGGREGATE COMPENSATION FOR EACH FUND'S FISCAL YEAR
---------------------------------------------------------------------------------------------------------------------------------
                               INTERESTED                                         INDEPENDENT
                                TRUSTEE                                             TRUSTEES
-------------------------  ------------------  ----------------------------------------------------------------------------------
          FUND               James A. Bowen    Richard E. Erickson   Thomas R. Kadlec      Robert F. Keith      Niel B. Nielson
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

MACQUARIE/FIRST TRUST
GLOBAL INFRASTRUCTURE/
UTILITIES DIVIDEND &
INCOME FUND(1)                     $0                 $4,668               $4,688               $4,677               $4,706
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST ENERGY INCOME
AND GROWTH FUND(1)                 $0                 $7,008               $7,101               $7,048               $7,179
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST ENHANCED
EQUITY INCOME FUND(2)              $0                 $5,215               $5,292               $5,228               $5,303
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST/ABERDEEN
GLOBAL OPPORTUNITY INCOME
FUND(2)                            $0                 $5,022               $5,087               $5,033               $5,097
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST MORTGAGE
INCOME FUND(3)                     $0                 $4,326               $4,335               $4,330               $4,344
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST STRATEGIC
HIGH INCOME FUND II(3)             $0                 $4,497               $4,510               $4,503               $4,532
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST/ABERDEEN
EMERGING OPPORTUNITY
FUND(2)                            $0                 $4,555               $4,591               $4,561               $4,591
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST SPECIALTY
FINANCE AND FINANCIAL
OPPORTUNITIES FUND(1)              $0                 $4,519               $4,534               $4,527               $4,548
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST DIVIDEND AND
INCOME FUND(1)                     $0                 $4,362               $4,373               $4,368               $4,383
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST HIGH INCOME
LONG/SHORT FUND(3)                 $0                 $7,143               $7,237               $7,187               $7,323
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST ENERGY
INFRASTRUCTURE FUND(1)             $0                 $5,874               $5,932               $5,900               $5,981
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST MLP AND
ENERGY INCOME FUND(3)              $0                 $8,371               $8,505               $8,431               $8,620
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST INTERMEDIATE
DURATION PREFERRED &
INCOME FUND(3)                     $0                $10,434              $10,629              $10,523              $10,804
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

FIRST TRUST NEW
OPPORTUNITIES MLP &
ENERGY FUND(4)                     $0                 $5,750               $5,860               $5,787               $5,847
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

TOTAL COMPENSATION FOR
SERVING THE FIRST TRUST
FUND COMPLEX(5)                    $0               $331,237             $339,500             $332,800             $340,356
-------------------------  ------------------  -------------------  -------------------  -------------------  -------------------

(1) For fiscal year ended November 30, 2014.

(2) For fiscal year ended December 31, 2014.

(3) For fiscal year ended October 31, 2014.

(4) Since the Fund commenced operations on March 26, 2014 and, therefore, has not completed its first full fiscal year, compensation has been estimated based on compensation expected to be paid by the Fund during the fiscal year ending October 31, 2015.

(5) For the calendar year ended December 31, 2014 for services to eight portfolios of First Defined Portfolio Fund, LLC (which terminated in April
    2014), three portfolios of First Trust Series Fund and two portfolios of First Trust Variable Insurance Trust, open-end funds; 15 closed-end funds (including the Funds); and 94 series of the ETF Trusts. Compensation includes, with respect to certain ETFs, compensation paid by the Advisor rather than by the ETF directly pursuant to the terms of the advisory agreement between the applicable ETF Trust and the Advisor.

ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS

      The Board seeks to have as many Trustees as possible in attendance at annual meetings of shareholders. The policy of the Nominating and Governance Committee relating to attendance by Trustees at annual meetings of shareholders is contained in the Funds' Nominating and Governance Committee Charter, which is available on each Fund's website located at http://www.ftportfolios.com. In addition, the Board's attendance at last year's annual shareholder meeting is available on each Fund's website located at http://www.ftportfolios.com. To find the Board's attendance, select your Fund under the "Closed-End Funds" tab, select the "News & Literature" link, and go to the "Shareholder Updates and Information" heading.

AUDIT COMMITTEE REPORT

      The role of the Audit Committee is to assist the Board of Trustees in its oversight of the Funds' accounting and financial reporting process. The Audit Committee operates pursuant to a charter (the "Charter") that was most recently reviewed and approved by the Board of Trustees on December 8, 2014, a copy of which is attached as Exhibit A hereto, and is available on the Funds' website located at http://www.ftportfolios.com. As set forth in the Charter, management of the Funds is responsible for maintaining appropriate systems for accounting and internal controls and the audit process. The Funds' independent auditors are responsible for planning and carrying out proper audits of each Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

      In performing its oversight function, the Audit Committee reviewed and discussed with management and the independent auditors, Deloitte & Touche LLP, the audited financial statements of the First Trust Mortgage Income Fund, the First Trust Strategic High Income Fund II, the First Trust High Income Long/Short Fund, the First Trust MLP and Energy Income Fund, the First Trust Intermediate Duration Preferred & Income Fund and the First Trust New Opportunities MLP & Energy Fund for the fiscal year ended October 31, 2014 at a meeting held on December 22, 2014; the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust Energy Income and Growth Fund, the First Trust Specialty Finance and Financial Opportunities Fund, the First Trust Dividend and Income Fund and the First Trust Energy Infrastructure Fund for the fiscal year ended November 30, 2014 at a meeting held on January 21, 2015; and the First Trust Enhanced Equity Income Fund, the First Trust/Aberdeen Global Opportunity Income Fund and the First Trust/Aberdeen Emerging Opportunity Fund for the fiscal year ended December 31, 2014 at a meeting held on February 18, 2015, and discussed the audits of such financial statements with the independent auditors and management.

      In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by the Funds and such other matters brought to the attention of the Audit Committee by the independent auditors as required by the Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee also received from the independent auditors the written disclosures and letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, delineating relationships between the independent auditors and the Funds and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

      The members of the Funds' Audit Committee are not full-time employees of the Funds and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Funds' Audit Committee necessarily rely on the information provided to them by Fund management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audits of the Funds' financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditors are in fact "independent."

      Based on its consideration of each Fund's audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche LLP, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of each Fund's audited financial statements in each Fund's Annual Report to Shareholders for the years ended October 31, November 30 and December 31, 2014, respectively.

      Submitted by the Audit Committee of each Fund:
         Niel B. Nielson
         Richard E. Erickson
         Thomas R. Kadlec
         Robert F. Keith

INDEPENDENT AUDITORS' FEES

      Deloitte & Touche has been selected to serve as the independent auditors for each Fund for its current fiscal year, and acted as the independent auditors for each Fund for its most recently completed fiscal year. Deloitte & Touche has advised the Funds that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Funds inconsistent with independent professional standards pertaining to independent registered public accounting firms. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. In reliance on Rule 32a-4 under the 1940 Act, each Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

      During each of the last two fiscal years of the Funds, Deloitte & Touche has billed each Fund and the Advisor for the fees set forth below. With respect to First Trust Intermediate Duration Preferred & Income Fund, fees billed for services to Stonebridge Advisors LLC ("Stonebridge"), such Fund's sub-advisor, are also listed below; an affiliate of the Advisor owns a majority interest in Stonebridge.

------------------------------- --------------------- ----------------------- --------------------- -----------------
                                   AUDIT FEES(1,2)         AUDIT-RELATED               TAX              ALL OTHER
                                                              FEES(2)                FEES(3)              FEES
------------------------------- --------------------- ----------------------- --------------------- -----------------
       FEES BILLED TO:             2013       2014       2013        2014        2013       2014      2013     2014
------------------------------- ----------- --------- ----------- ----------- ----------- --------- -------- --------
 MACQUARIE/FIRST TRUST GLOBAL
 INFRASTRUCTURE/ UTILITIES
 DIVIDEND & INCOME FUND(4)
    Fund                          $49,000    $49,000      $0          $0        $5,200     $5,200      $0       $0
    Advisor                         N/A        N/A        $0          $0          $0         $0        $0       $0
------------------------------- ----------- --------- ----------- ----------- ----------- --------- -------- --------
FIRST TRUST ENERGY INCOME AND
GROWTH FUND(4)
   Fund                          $122,000    $57,000      $0          $0        $72,000    $70,000     $0       $0
   Advisor                          N/A        N/A        $0          $0          $0         $0        $0       $0
------------------------------- ----------- --------- ----------- ----------- ----------- --------- -------- --------
FIRST TRUST ENHANCED EQUITY
INCOME FUND(5)
   Fund                           $38,000    $38,000      $0          $0        $5,200     $5,200      $0       $0
   Advisor                          N/A        N/A        $0          $0          $0         $0        $0       $0
------------------------------- ----------- --------- ----------- ----------- ----------- --------- -------- --------
FIRST TRUST/ABERDEEN GLOBAL
OPPORTUNITY INCOME FUND(5)
   Fund                           $53,000    $53,000      $0          $0        $5,200     $5,200      $0       $0
   Advisor                          N/A        N/A        $0          $0          $0         $0        $0       $0
------------------------------- ----------- --------- ----------- ----------- ----------- --------- -------- --------
FIRST TRUST MORTGAGE INCOME
FUND(6)
   Fund                           $45,000    $45,000      $0          $0        $5,200     $5,200      $0       $0
   Advisor                          N/A        N/A        $0          $0          $0         $0        $0       $0
------------------------------- ----------- --------- ----------- ----------- ----------- --------- -------- --------
FIRST TRUST STRATEGIC HIGH
INCOME FUND II(6)
   Fund                           $65,000    $65,000      $0          $0        $5,200     $5,200      $0       $0
   Advisor                          N/A        N/A        $0          $0          $0         $0        $0       $0
------------------------------- ----------- --------- ----------- ----------- ----------- --------- -------- --------
FIRST TRUST/ABERDEEN EMERGING
OPPORTUNITY FUND(5)
   Fund                           $53,000    $53,000      $0          $0        $8,290     $8,670      $0       $0
   Advisor                          N/A        N/A        $0          $0          $0         $0        $0       $0
------------------------------- ----------- --------- ----------- ----------- ----------- --------- -------- --------
FIRST TRUST SPECIALTY FINANCE
AND FINANCIAL OPPORTUNITIES
FUND(4)
   Fund                           $42,000    $42,000      $0          $0        $5,200     $5,200      $0       $0
   Advisor                          N/A        N/A        $0          $0          $0         $0        $0       $0
------------------------------- ----------- --------- ----------- ----------- ----------- --------- -------- --------
FIRST TRUST DIVIDEND AND INCOME
FUND(4)
   Fund                           $49,000    $49,000      $0          $0        $4,500     $4,500      $0       $0
   Advisor                          N/A        N/A        $0          $0          $0         $0        $0       $0
------------------------------- ----------- --------- ----------- ----------- ----------- --------- -------- --------
FIRST TRUST HIGH INCOME
LONG/SHORT FUND(6)
   Fund                           $52,000    $52,000      $0          $0        $5,200     $5,200      $0       $0
   Advisor                          N/A        N/A        $0          $0          $0         $0        $0       $0
------------------------------- ----------- --------- ----------- ----------- ----------- --------- -------- --------
FIRST TRUST ENERGY
INFRASTRUCTURE FUND(4)
   Fund                           $44,000    $44,000      $0          $0        $6,300     $6,300      $0       $0
   Advisor                          N/A        N/A        $0          $0          $0         $0        $0       $0
------------------------------- ----------- --------- ----------- ----------- ----------- --------- -------- --------
FIRST TRUST MLP AND ENERGY
INCOME FUND(6, 7)
   Fund                           $78,000    $57,000      $0          $0          $0       $52,000     $0       $0
   Advisor                          N/A        N/A      $7,000        $0          $0         $0        $0       $0
------------------------------- ----------- --------- ----------- ----------- ----------- --------- -------- --------

------------------------------- --------------------- ----------------------- --------------------- -----------------
                                   AUDIT FEES(1,2)         AUDIT-RELATED               TAX              ALL OTHER
                                                              FEES(2)                FEES(3)              FEES
------------------------------- --------------------- ----------------------- --------------------- -----------------
       FEES BILLED TO:             2013       2014       2013        2014        2013       2014      2013     2014
------------------------------- ----------- --------- ----------- ----------- ----------- --------- -------- --------
 FIRST TRUST INTERMEDIATE
 DURATION PREFERRED & INCOME
 FUND(6, 8)
    Fund                          $47,250    $28,000      $0          $0          $0       $5,200      $0       $0
    Advisor                         N/A        N/A      $7,000        $0          $0         $0        $0       $0
    Sub-Advisor                     N/A        N/A        $0          $0          $0         $0        $0       $0
------------------------------- ----------- --------- ----------- ----------- ----------- --------- -------- --------
 FIRST TRUST NEW
 OPPORTUNITIES MLP & ENERGY
 FUND(9)
    Fund                            N/A      $78,000      N/A         $0          N/A        $0       N/A       $0
    Advisor                         N/A        N/A        N/A       $7,000        N/A        $0       N/A       $0
------------------------------- ----------- --------- ----------- ----------- ----------- --------- -------- --------

(1) These fees were the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2) With respect to First Trust MLP and Energy Income Fund and First Trust Intermediate Duration Preferred & Income Fund for 2013, and First Trust New Opportunities MLP & Energy Fund for 2014, these fees were for audits and issuance of consents related to the initial offering of such Funds.

(3) These fees were for tax consultation or tax return preparation.

(4) These fees were for the fiscal years ended November 30.

(5) These fees were for the fiscal years ended December 31.

(6) These fees were for the fiscal years ended October 31.

(7) For 2013, these fees were for the period from inception on November 27, 2012 through October 31, 2013.

(8) For 2013, these fees were for the period from inception on May 23, 2013 through October 31, 2013.

(9) These fees were for the period from inception on March 26, 2014 through October 31, 2014.

Non-Audit Fees

      During each of the last two fiscal years of the Funds, Deloitte & Touche has billed the Fund and the Advisor for the non-audit fees listed below for services provided to the entities indicated. With respect to First Trust Intermediate Duration Preferred & Income Fund, non-audit fees billed for services provided to Stonebridge, such Fund's sub-advisor, are also listed below; an affiliate of the Advisor owns a majority interest in Stonebridge.

                            AGGREGATE NON-AUDIT FEES
-------------------------------------------------- --------------- ------------
                       FUND                             2013           2014
-------------------------------------------------- --------------- ------------
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
UTILITIES DIVIDEND & INCOME FUND(1)
   Fund                                                $5,200         $5,200
   Advisor                                            $3,000(7)     $43,500(9)
-------------------------------------------------- --------------- ------------
FIRST TRUST ENERGY INCOME AND GROWTH FUND(1)
   Fund                                                $72,000       $70,000
   Advisor                                            $3,000(7)     $43,500(9)
-------------------------------------------------- --------------- ------------
FIRST TRUST ENHANCED EQUITY INCOME FUND(2)
   Fund                                                $5,200         $5,200
   Advisor                                           $38,000(8)     $8,500(10)
-------------------------------------------------- --------------- ------------
FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY
INCOME FUND(2)
   Fund                                                $5,200         $5,200
   Advisor                                           $38,000(8)     $8,500(10)
-------------------------------------------------- --------------- ------------
FIRST TRUST MORTGAGE INCOME FUND(3)
   Fund                                                $5,200         $5,200
   Advisor                                            $3,000(7)     $43,500(9)
-------------------------------------------------- --------------- ------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II(3)
   Fund                                                $5,200         $5,200
   Advisor                                            $3,000(7)     $43,500(9)
-------------------------------------------------- --------------- ------------

-------------------------------------------------- --------------- ------------
                       FUND                             2013           2014
-------------------------------------------------- --------------- ------------
FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND(2)
   Fund                                                $8,290         $8,670
   Advisor                                           $38,000(8)     $8,500(10)
-------------------------------------------------- --------------- ------------
FIRST TRUST SPECIAL(1)
   Fund                                                $5,200         $5,200
   Advisor                                            $3,000(7)     $43,500(9)
-------------------------------------------------- --------------- ------------
FIRST TRUST DIVIDEND AND INCOME FUND(1)
   Fund                                                $4,500         $4,500
   Advisor                                            $3,000(7)     $43,500(9)
-------------------------------------------------- --------------- ------------
FIRST TRUST HIGH INCOME LONG/SHORT FUND(3)
   Fund                                                $5,200         $5,200
   Advisor                                            $3,000(7)     $43,500(9)
-------------------------------------------------- --------------- ------------
FIRST TRUST ENERGY INFRASTRUCTURE FUND(1)
   Fund                                                $6,300         $6,300
   Advisor                                            $3,000(7)     $43,500(9)
-------------------------------------------------- --------------- ------------
FIRST TRUST MLP AND ENERGY INCOME FUND(3,4)
   Fund                                                  $0          $52,000
   Advisor                                            $3,000(7)     $43,500(9)
-------------------------------------------------- --------------- ------------
FIRST TRUST INTERMEDIATE DURATION PREFERRED
& INCOME FUND(3,5)
   Fund                                                  $0           $5,200
   Advisor                                               $0         $43,500(9)
   Sub-Advisor                                           $0         $3,000(10)
-------------------------------------------------- --------------- ------------
FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND(6)
   Fund                                                  N/A            0
   Advisor                                               N/A        $6,700(10)
-------------------------------------------------- --------------- ------------

(1) These fees were for the fiscal years ended November 30.

(2) These fees were for the fiscal years ended December 31.

(3) These fees were for the fiscal years ended October 31.

(4) For 2013, these fees were for the period from inception on November 27, 2012 through October 31, 2013.

(5) For 2013, these fees were for the period from inception on May 23, 2013 through October 31, 2013.

(6) These fees were for the period from inception on March 26, 2014 through October 31, 2014.

(7) These fees relate to 2012 federal and state tax matters.

(8) These fees relate to partnership tax compliance matters and 2012 federal and state tax matters.

(9) These fees relate to 2013 federal and state tax matters, and Global Investment Performance Standards (GIPS(R)) matters for the period July 2011 through June 2013.

(10) These fees relate to 2013 federal and state tax matters.


Pre-Approval

      Pursuant to its Charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee of each Fund is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund by its independent auditors. The Chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee up to $25,000 and report any such pre-approval to the full Audit Committee.

      The Audit Committee is also responsible for the pre-approval of the independent auditors' engagements for non-audit services with the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the respective Fund, if the engagement relates directly to the operations and financial reporting of the Funds, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditors have provided non-audit services to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the respective Fund that were not pre-approved pursuant to its policies, the Audit Committee will consider whether the provision of such non-audit services is compatible with the auditors' independence.

      None of the Audit Fees, Audit-Related Fees, Tax Fees, or All Other Fees, if any, or the Aggregate Non-Audit Fees disclosed above that were required to be pre-approved by the Audit Committee pursuant to its Pre-Approval Policy were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

      Because the Audit Committee has not been informed of any such services, the Audit Committee of each Fund has not considered whether the provision of non-audit services that were rendered to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the respective Fund that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

      Shareholder Proposals for Inclusion in a Fund's Proxy Statement. To be considered for presentation at the 2016 annual meeting of shareholders of a Fund and included in the Fund's proxy statement relating to such meeting, a shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act must be received at the principal executive offices of the applicable Fund not later than November 12, 2015. Such a proposal will be included in the Fund's proxy statement if it meets the requirements of Rule 14a-8. Timely submission of a proposal does not mean that such proposal will be included in a Fund's proxy statement.

      Other Shareholder Proposals. Under the Funds' By-Laws, any proposal to elect any person nominated by shareholders for election as Trustee and any other proposals by shareholders may only be brought before an annual meeting of a Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund and the other conditions summarized below are met. In accordance with the advance notice provisions included in the Funds' By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's principal executive offices, Attn: W. Scott Jardine, Secretary, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

      Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a Trustee or Trustees of a Fund is required to deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth: (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all Shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a),
(d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if not an "interested person," information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person nominated to be named as a nominee and to serve as a Trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

      Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for Trustees) is required to deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Fund's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; (v) the class or series and number of all Shares of the Fund owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed;
(viii) if the proposal involves nominee(s) for Trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds Shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, Shares at the meeting of shareholders. Shares "beneficially owned" means all Shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act.

      In addition, the By-Laws provide that, unless required by federal law, no matters shall be considered at or brought before any annual or special meeting unless such matter has been deemed a proper matter for shareholder action by at least sixty-six and two-thirds percent (66-2/3%) of the Trustees. Timely submission of a proposal does not mean that such proposal will be brought before the meeting.

SHAREHOLDER COMMUNICATIONS

      Shareholders of a Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chairman of the Nominating and Governance Committee of the Board and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

INVESTMENT ADVISOR, SUB-ADVISORS, ADMINISTRATORS AND TRANSFER AGENTS

      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as the Funds' investment advisor. First Trust Advisors is also responsible for providing certain clerical, bookkeeping and other administrative services to each Fund and also provides fund reporting services to each Fund for a flat annual fee. Four Corners Capital Management, LLC, 2005 Market Street, Philadelphia, Pennsylvania 19103, and Macquarie Capital Investment Management LLC, 125 West 55th Street, New York, New York 10019, serve as the investment sub-advisors to Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund. Energy Income Partners, LLC, 49 Riverside Avenue, Westport, Connecticut 06880, serves as the investment sub-advisor to First Trust Energy Income and Growth Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund and First Trust New Opportunities MLP & Energy Fund. An affiliate of the Advisor owns an interest in Energy Income Partners, LLC. Chartwell Investment Partners, Inc., 1235 Westlakes Drive, Berwyn, Pennsylvania 19312, serves as the investment sub-advisor to First Trust Enhanced Equity Income Fund and First Trust Dividend and Income Fund. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, serves as the investment sub-advisor to First Trust/Aberdeen Global Opportunity Income Fund and First Trust/Aberdeen Emerging Opportunity Fund. Brookfield Investment Management Inc., 250 Vesey Street, 15th Floor, New York, New York 10281, serves as the investment sub-advisor to First Trust Strategic High Income Fund II and First Trust Mortgage Income Fund. Confluence Investment Management LLC, 20 Allen Avenue, Suite 300, St. Louis, Missouri 63119, serves as the investment sub-advisor to First Trust Specialty Finance and Financial Opportunities Fund. MacKay Shields LLC, 1345 Avenue of the Americas, 43rd Floor, New York, New York 10105, serves as the investment sub-advisor to First Trust High Income Long/Short Fund. Stonebridge Advisors LLC, 187 Danbury Road, Wilton, Connecticut 06897, serves as the investment sub-advisor to First Trust Intermediate Duration Preferred & Income Fund. An affiliate of the Advisor owns a majority interest in Stonebridge Advisors LLC.

      BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, acts as the administrator, accounting agent and transfer agent to each Fund except for First Trust Intermediate Duration Preferred & Income Fund. Brown Brothers Harriman & Co., 50 Milk Street, Boston, Massachusetts 02109, acts as the administrator and accounting agent, and Computershare Inc., P.O. Box 30170, College Station, Texas 77842-3170, acts as the transfer agent, to First Trust Intermediate Duration Preferred & Income Fund.

SECTION 30(h) AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Funds' officers and Trustees, certain persons affiliated with First Trust Advisors and any sub-advisor and persons who beneficially own more than 10% of a Fund's Shares to file reports of ownership and changes of ownership with the SEC and the NYSE or NYSE MKT LLC, as applicable, and to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by the Funds and certain written representations, the Funds believe that during the fiscal years ended October 31, 2014, November 30, 2014 and December 31, 2014, all such filing requirements applicable to such persons were met, except as follows: With respect to (a) First Trust Intermediate Duration Preferred & Income Fund, on October 10, 2014, one late Form 4 was filed for Scott T. Fleming, a member of the portfolio management team of Stonebridge Advisors LLC, such Fund's investment sub-advisor, for his September 23, 2014 purchase of 2,500 Shares of such Fund; (b) First Trust Dividend and Income Fund, on April 29, 2014, one late Form 3 was filed for William A. Housey and one late Form 3 was filed for Scott D. Fries, members of the portfolio management team of the Advisor serving as portfolio managers to such Fund; and (c) First Trust Enhanced Equity Income Fund, on July 9, 2014, one late Form 3 was filed for Douglas W. Kugler, a member of the portfolio management team of Chartwell Investment Partners, Inc., such Fund's investment sub-advisor.

FISCAL YEAR

      The fiscal year end for First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust High Income Long/Short Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was October 31, 2014. The fiscal year end for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund and First Trust Energy Infrastructure Fund was November 30, 2014. The fiscal year end for First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund and First Trust/Aberdeen Emerging Opportunity Fund was December 31, 2014.

DELIVERY OF CERTAIN DOCUMENTS

      Annual reports will be sent to shareholders of record of each Fund following the Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be made by writing to the Advisor at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 988-5891.

      Please note that only one annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials (as applicable) may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials (as applicable), or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Advisor at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Funds.

March 4, 2015

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                                      SCHEDULE 1

                                        NUMBER OF BOARD AND COMMITTEE MEETINGS
                                       HELD DURING EACH FUND'S LAST FISCAL YEAR
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                           NOMINATING
                                                                                              AND
                                                         AUDIT           EXECUTIVE         GOVERNANCE        VALUATION
                                       BOARD           COMMITTEE         COMMITTEE         COMMITTEE         COMMITTEE
              FUND                    MEETINGS          MEETINGS          MEETINGS          MEETINGS          MEETINGS
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
MACQUARIE/FIRST TRUST GLOBAL              5                 8                 4                 4                 4
INFRASTRUCTURE/ UTILITIES
DIVIDEND & INCOME FUND(1)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST ENERGY INCOME AND             5                 8                 4                 4                 4
GROWTH FUND(1)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST ENHANCED EQUITY               5                 8                 4                 4                 4
INCOME FUND(2)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST/ABERDEEN GLOBAL               4                 8                 12                4                 4
OPPORTUNITY INCOME FUND(2)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST MORTGAGE INCOME               4                 10                12                4                 4
FUND(3)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST STRATEGIC HIGH                4                 10                12                4                 4
INCOME FUND II(3)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST/ABERDEEN EMERGING             5                 8                 4                 4                 4
OPPORTUNITY FUND(2)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST SPECIALTY FINANCE
AND FINANCIAL OPPORTUNITIES               6                 8                 4                 4                 4
FUND(1)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST DIVIDEND AND INCOME           7                 8                 4                 4                 4
FUND(1)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST HIGH INCOME                   4                 10                4                 4                 4
LONG/SHORT FUND(3)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST ENERGY                        5                 8                 12                4                 4
INFRASTRUCTURE FUND(1)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST MLP AND ENERGY                4                 10                12                4                 4
INCOME FUND(3)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST INTERMEDIATE
DURATION PREFERRED & INCOME               5                 10                12                4                 4
FUND(3)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST NEW OPPORTUNITIES             2                 5                 5                 2                 2
MLP & ENERGY FUND(3, 4)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------

(1) For fiscal year ended November 30, 2014.

(2) For fiscal year ended December 31, 2014.

(3) For fiscal year ended October 31, 2014.

(4) The inception date of this Fund was March 26, 2014.

                      This page intentionally left blank.

                                   EXHIBIT A

                            AUDIT COMMITTEE CHARTER

I.           PURPOSE

      The Audit Committee (the "Committee") is appointed by the Boards of Trustees (the "Boards") of the investment companies (the "Funds") advised by First Trust Advisors L.P. ("Fund Management") for the following purposes:

             1. to oversee the accounting and financial reporting processes of each Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

             2. to oversee the quality and integrity of each Fund's financial statements and the independent audit thereof;

             3. to oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and

             4. to approve, prior to the appointment, the engagement of each Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.

II.          COMMITTEE ORGANIZATION AND COMPOSITION

      A.     Size and Membership Requirements.

             1. The Committee shall be composed of at least three members, all of whom shall be trustees of the Funds. Each member of the Committee, and a Committee chairperson, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee.

             2. Each member of the Committee shall be independent of the Funds and must be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. With respect to the Funds which are closed-end funds or open-end exchange-traded funds ("ETFs"), each member must meet the independence and experience requirements of the New York Stock Exchange, NYSE Arca, NYSE MKT LLC or the NASDAQ Stock Market (as applicable), and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3 thereunder, and other applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Included in the foregoing is the requirement that no member of the Committee be an "interested person" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor shall any Committee member accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds (except in the capacity as a Board or committee member).

             3. At least one member of the Committee shall have been determined by the Board, exercising its business judgment, to qualify as an "audit committee financial expert" as defined by the SEC.

             4. With respect to Funds whose shares are listed on NYSE Arca or on the New York Stock Exchange, each member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially literate" as required by the New York Stock Exchange or NYSE Arca (as applicable). In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to have "accounting or related financial management expertise," as required by the New York Stock Exchange or NYSE Arca (as applicable). Such member may, but need not be, the same person as the Funds' "audit committee financial expert." With respect to Funds that are closed-end funds or ETFs whose shares are listed on the NYSE MKT LLC or the NASDAQ Stock Market, each member of the Committee shall be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially sophisticated," as required by the NYSE MKT LLC or the NASDAQ Stock Market (as applicable). Any member whom the Board determines to be an "audit committee financial expert" shall be presumed to qualify as financially sophisticated.

             5. With respect to Funds that are closed-end funds or ETFs, Committee members shall not serve simultaneously on the audit committee of more than two public companies, in addition to their service on the Committee.

      B.     Frequency of Meetings.

      The Committee will ordinarily meet once for every regular meeting of the Board. The Committee may meet more or less frequently as appropriate, but no less than four times per year.

      C.     Term of Office.

      Committee members shall serve until they resign or are removed or replaced by the Board.

III.         RESPONSIBILITIES

      A.     With respect to Independent Auditors:

             1. The Committee shall be responsible for the appointment or replacement (subject, if applicable, to Board and/or shareholder ratification), compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds ("External Auditors"). The External Auditors shall report directly to the Committee.

             2. The Committee shall meet with the External Auditors and Fund Management to review the scope, fees, audit plans and staffing of the proposed audits for each fiscal year. At the conclusion of the audit, the Committee shall review such audit results, including the External Auditors' evaluation of each Fund's financial and internal controls, any comments or recommendations of the External Auditors, any audit problems or difficulties and Fund Management's response, including any restrictions on the scope of the External Auditors' activities or on access to requested information, any significant disagreements with Fund Management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the External Auditors.

             3. The Committee shall meet with the External Auditors in the absence of Fund Management, as necessary.

             4. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund by its External Auditors in accordance with the Audit and Non-Audit Services Pre-Approval Policy. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee where the fee for such engagement does not exceed the amount specified in the Audit and Non-Audit Services Pre-Approval Policy, and shall report any such pre-approval to the full Committee.

             5. The Committee shall pre-approve the External Auditors' engagements for non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

             6. If the External Auditors have provided non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Funds that were not pre-approved pursuant to the de minimis exception, the Committee shall consider whether the provision of such non-audit services is compatible with the External Auditors' independence.

             7. The Committee shall obtain and review a report from the External Auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with PCAOB Ethics and Independence Rule 3526) regarding (a) the External Auditors' internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) the External Auditors' independence, including all relationships between the External Auditors and the Funds and their affiliates; and evaluating the qualifications, performance and independence of the External Auditors, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the External Auditors. The Committee shall present its conclusions with respect to the External Auditors to the Board.

             8. The Committee shall review reports and other information provided to it by the External Auditors regarding any illegal acts that the External Auditors should discover (whether or not perceived to have a material effect on a Fund's financial statements), in accordance with and as required by Section 10A(b)(1) of the Exchange Act.

             9. The Committee shall ensure the rotation of the lead (or concurring) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further consider the rotation of the independent auditor firm itself.

            10. The Committee shall establish and recommend to the Board for ratification a policy of the Funds with respect to the hiring of employees or former employees of the External Auditors who participated in the audits of the Funds' financial statements.

            11. The Committee shall take (and, where appropriate, recommend that the Board take) appropriate action to oversee the independence of the External Auditors.

            12. The Committee shall report regularly to the Board on the results of the activities of the Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' External Auditors, or the performance of the internal audit function, if any.

      B.     With respect to Fund Financial Statements:

             1. The Committee shall meet to review and discuss with Fund Management and the External Auditors the annual audited financial statements of the Funds, major issues regarding accounting and auditing principles and practices, and the Funds' disclosures under "Management's Discussion and Analysis," and shall meet to review and discuss with Fund Management the semi-annual financial statements of the Funds and the Funds' disclosures under "Management's Discussion and Analysis."

             2. The Committee shall review and discuss reports, both written and oral, from the External Auditors or Fund Management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") for policies and practices that have been discussed with Fund Management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the External Auditors; (c) other material written communications between the External Auditors and Fund Management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex (as defined in Rule 2-01 of Regulation S-X) that were not pre-approved by the Committee.

             3. The Committee shall review disclosures made to the Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

             4. The Committee shall discuss with the External Auditors the matters required to be discussed by the applicable PCAOB Auditing Standard that arise during the External Auditor's review of the Funds' financial statements.

             5. The Committee shall review and discuss with Fund Management and the External Auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund Management or the External Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

             6. The Committee shall review and discuss with Fund Management and the External Auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

             7. The Committee shall discuss with Fund Management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Committee or any member of the Committee also serving on the Dividend and Pricing Committee shall be authorized to have these discussions with Fund Management on behalf of the Committee, and shall report to the Committee regarding any such discussions.

             8. The Committee shall discuss with Fund Management the Funds' major financial risk exposures and the steps Fund Management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Committee may, as applicable, review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

      C.     With respect to serving as a Qualified Legal Compliance Committee:

             1. The Committee shall serve as the Funds' "qualified legal compliance committee" ("QLCC") within the meaning of the rules of the SEC and, in that regard, the following shall apply:

                  (i) The Committee shall receive and retain, in confidence, reports of evidence of (a) a material violation of any federal or state securities laws, (b) a material breach of a fiduciary duty arising under any federal or state laws or (c) a similar material violation of any federal or state law by a Fund or any of its officers, trustees, employees or agents (a "Report of Material Violation"). Reports of Material Violation may be addressed to the Funds, attention W. Scott Jardine, by e-mail at sjardine@ftportfolios.com or at the address of the principal office of the Funds, which currently is 120 East Liberty Drive, Wheaton, Illinois 60187, who shall forward the Report of Material Violation to the Committee.

                 (ii) Upon receipt of a Report of Material Violation, the Committee shall (a) inform the Fund's chief legal officer and chief executive officer (or the equivalents thereof) of the report (unless the Committee determines it would be futile to do so), and (b) determine whether an investigation is necessary.

                (iii) After considering the Report of Material Violation, the Committee shall do the following if it deems an investigation necessary:

                        (1) Notify the Board;

                        (2) Initiate an investigation, which may be conducted
                 either by the chief legal officer (or the equivalent thereof) of the Fund or by outside attorneys; and

                        (3) Retain such additional expert personnel as the
                 Committee deems necessary.

                 (iv) At the conclusion of any such investigation, the Committee shall:

                        (4) Recommend, by majority vote, that the Fund implement
                 an appropriate response to evidence of a material violation;
                 and

                        (5) Inform the chief legal officer and the chief
                 executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

             2. The Committee shall take all other action that it deems appropriate in the event that the Fund fails in any material respect to implement an appropriate response that the Committee, as the QLCC, has recommended the Fund take.

      D.     Other Responsibilities:

             1. The Committee shall receive, retain and handle complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters from any person, whether or not an employee of the Funds or Fund Management, and shall receive submissions of concerns regarding questionable accounting or auditing matters by officers of the Funds and employees of Fund Management, any administrator, fund accountant, principal underwriter, or any other provider of accounting-related services for the Funds. All such complaints and concerns shall be handled in accordance with the Committee's procedures for operating as a QLCC, outlined in III.C above.

             2. The Committee shall review, with fund counsel and independent legal counsel, any legal matters that could have significant impact on a Fund's financial statements or compliance policies and the findings of any examination by a regulatory agency as they relate to financial statement matters.

             3. The Committee shall review and reassess the adequacy of this charter on an annual basis and provide a recommendation to the Board for approval of any proposed changes deemed necessary or advisable by the Committee.

             4. The Committee shall evaluate on an annual basis the performance of the Committee.

             5. The Committee shall review with the External Auditors and with Fund Management the adequacy and effectiveness of the Funds' internal accounting and financial controls.

             6. The Committee shall discuss with Fund Management and the External Auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Funds' financial statements or accounting policies.

             7. The Committee shall obtain any reports from Fund Management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations. The Committee shall perform other special reviews, investigations or oversight functions as requested by the Board and shall receive and review periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

             8. The Committee shall prepare any report of the Committee required to be included in a proxy statement for a Fund.

             9. The Committee may request any officer or employee of a Fund or Fund Management, independent legal counsel, fund counsel and the External Auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

            10. The Committee shall maintain minutes of its meetings.

            11. The Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities.

IV.          AUTHORITY TO ENGAGE ADVISERS


      The Committee may engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Funds' External Auditors shall have unrestricted accessibility at any time to Committee members.

V.           FUNDING PROVISIONS

      A.     The Committee shall determine the:

             1. Compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund; and

             2. Compensation to any advisers employed by the Committee.

      B. The expenses enumerated in this Article V and all necessary and appropriate administrative expenses of the Committee shall be paid by the applicable Fund or Fund Management.

VI.          MANAGEMENT AND EXTERNAL AUDITORS' RESPONSIBILITIES

      A. Fund Management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The External Auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. All External Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Committee. The External Auditors' ultimate accountability is to the Board and the Committee, as representatives of shareholders.

      B. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with GAAP, nor is it the duty of the Committee to assure compliance with laws and regulations and/or the Funds' Code of Ethics.

      C. In discharging its responsibilities, the Committee and its members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

Amended: December 8, 2014

                      This page intentionally left blank.

                               [BLANK BACK COVER]

FORM OF PROXY CARD
------------------


                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                                     EASY VOTING OPTIONS:

                                                         VOTE BY MAIL
                                                Vote, sign and date this Proxy
                                                    Card and return in the
                                                    postage-paid envelope

                                                        VOTE IN PERSON
                                                  Attend Shareholder Meeting
                                              120 East Liberty Drive, Suite 400
                                                   Wheaton, Illinois 60187
                                                      on April 20, 2015






                  Please detach at perforation before mailing.


PROXY                            [ FUND NAME ]                             PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 20, 2015
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the [ FUND NAME ], a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James
M. Dykas and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central Time on the date indicated above, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement dated March 4, 2015, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments or postponements of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SET FORTH.

                           -----------------------      -------------------

                           -----------------------      -------------------
                           Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. Please sign, date and return.

                           ____________________________________________________
                           Signature

                           ____________________________________________________
                           Signature (if held jointly)

                           ____________________________________________________
                           Date

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT



     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2015
     THE PROXY STATEMENT AND PROXY CARD FOR THIS MEETING ARE AVAILABLE AT:
                     https://www.proxy-direct.com/fir-26385





                  Please detach at perforation before mailing.




THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES SET FORTH.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [solid box]


1. Election of Two Class II Trustees.
   The Board of Trustees recommends that you vote FOR the election of two Class II Nominees for a three-year term.

                                           FOR    WITHHOLD
   01. Richard E. Erickson                 [ ]       [ ]
   02. Thomas R. Kadlec                    [ ]       [ ]



        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
                               ENCLOSED ENVELOPE.